SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2003

                              ---------------------

                                ALBERTSON'S, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                      1-6187                82-0184434
----------------------------  ----------------------  -------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                      Identification No.)



              250 PARKCENTER BLVD., P.O. BOX 20, BOISE, IDAHO 83726
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (208) 395-6200

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


ITEM 9.  REGULATION FD DISCLOSURE

     ON FEBRUARY 25, 2003, JEWEL-OSCO, THE MIDWEST DIVISION OF ALBERTSON'S, INC., ISSUED ITS PRESS RELEASE REGARDING THE DISMISSAL OF THE CLASS ACTION LAWSUIT MAUREEN BAKER ET AL. V. JEWEL FOODS, INC. AND DOMINICK'S SUPERMARKETS, INC.
                                        SIGNATURE

     PURSUANT TO THE  REQUIREMENTS  OF THE SECURITIES  EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                        ALBERTSON'S, INC.



                                  BY:   /S/   JOHN R. SIMS
                                        ------------------------------------
                                        JOHN R. SIMS
                                        EXECUTIVE VICE PRESIDENT
                                         AND GENERAL COUNSEL

DATE:  FEBRUARY 26, 2003


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EXHIBIT INDEX

EXHIBIT (99.1): PRESS RELEASE DATED FEBRUARY 25, 2003